Exhibit 10.1

Execution Version

AMENDMENT No. 10, dated as of March 10, 2020 (this “Amendment”), to the Credit Agreement, dated as of December 1, 2009, among SeaWorld Parks & Entertainment, Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (in its capacity as Administrative Agent, the “Administrative Agent”) and Collateral Agent (in its capacity as Collateral Agent, the “Collateral Agent”), JPMORGAN CHASE BANK, N.A., as L/C Issuer and Swing Line Lender and the other parties thereto (as amended by Amendment No. 1, dated as of February 17, 2011, as further amended by Amendment No. 2, dated as of April 15, 2011, as further amended by Amendment No. 3, dated as of March 30, 2012, as further amended by Amendment No. 4, effective as of April 24, 2013, as further amended by Amendment No. 5, dated as of May 14, 2013, as further amended by Amendment No. 6, dated as of August 9, 2013, as further amended by Amendment No. 7, dated as of March 30, 2015, as further amended by Amendment No. 8, dated as of March 31, 2017, as further amended by Amendment No. 9, dated as of October 31, 2018 and as further amended, restated, modified and supplemented from time to time, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower desires to increase the aggregate amount of Tranche 4 Revolving Credit Commitments under the Credit Agreement in accordance with Section 2.14 of the Credit Agreement, on the terms set forth herein;

WHEREAS, the Borrower has requested that the Persons set forth on Schedule I-A hereto (collectively, the “2020 Revolving Commitment Increase Lenders” and each, a “2020 Revolving Commitment Increase Lender”) make available additional Tranche 4 Revolving Credit Commitments under the Revolving Credit Facility in an aggregate principal amount equal to $122,500,000 through a Revolving Commitment Increase (the “2020 Revolving Commitment Increase”);

WHEREAS, each Person party hereto as a 2020 Revolving Commitment Increase Lender has agreed (on a several and not a joint basis), subject to the terms and conditions set forth herein and in the Credit Agreement, to provide a 2020 Revolving Commitment Increase in the principal amount set forth next to such 2020 Revolving Commitment Increase Lender’s name on Schedule I-A hereto effective as of the Amendment No. 10 Effective Date (as defined below), and the total amount of 2020 Revolving Commitment Increases provided pursuant to this Amendment shall be $122,500,000, such that the aggregate amount of Revolving Credit Commitments under the Credit Agreement will be $332,500,000;

WHEREAS, after giving effect to the 2020 Revolving Commitment Increase, the Tranche 4 Revolving Credit Commitments of the Tranche 4 Revolving Lenders will be as set forth in Schedule I-B hereto.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.Amendment.  Subject to and upon the satisfaction of the conditions set forth in Section 4 hereof on the Amendment No. 10 Effective Date, the Credit Agreement is hereby amended as follows:

(i)Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order therein:

“2020 Revolving Commitment Increase” has the meaning set forth in Amendment No. 10.

“2020 Revolving Commitment Increase Lender” has the meaning set forth in Amendment No. 10.

“Amendment No. 10” means Amendment No. 10, dated as of March 10, 2020, to this Agreement.

“Amendment No. 10 Effective Date” means March 10, 2020.

(ii)Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following definitions in their entirety to read as follows:

““Tranche 4 Revolving Credit Commitment” means, as to each Revolving Credit Lender, its obligation to (a) make Tranche 4 Revolving Credit Loans to the Borrower pursuant to Section 2.01(e), (b) purchase participations in L/C Obligations in respect of Letters of Credit and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount of (i) in the case of a Tranche 4 Revolving Credit Lender, such Lender’s Tranche 4 Revolving Credit Commitments as set forth next to such Lender’s name on Schedule I-B of Amendment No. 10, or (ii) following the Amendment No. 10 Effective Date, in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement (including Section 2.14 and Section 10.07(b)).  The aggregate Tranche 4 Revolving Credit Commitments of all Revolving Credit Lenders shall be $332,500,000 on the Amendment No. 10 Effective Date (including, for the avoidance of doubt, the 2020 Revolving Commitments Increase), as such amount may be adjusted from time to time in accordance with the terms of this Agreement.”

““Tranche 4 Revolving Credit Lender” means, at any time, any Lender that has a Tranche 4 Revolving Credit Commitment at such time or, if the Tranche 4 Revolving Credit Commitments have terminated, Revolving Credit Exposure.  For the avoidance of doubt, each 2020 Revolving Commitment Increase Lender shall be a Tranche 4 Revolving Credit Lender.”

(iii)Section 2.01(e) of the Credit Agreement is hereby amended by replacing the reference to “Schedule I of Amendment No. 9” with a reference to “Schedule I-B of Amendment No. 10”.

(iv)Section 2.03(l) of the Credit Agreement is hereby amended by replacing the reference to the “Amendment No. 9 Effective Date” with a reference to the “Amendment No. 10 Effective Date”.

(v)Section 2.04(g) of the Credit Agreement is hereby amended by replacing the reference to “the Amendment No. 9 Effective Date” with a reference to “the Amendment No. 10 Effective Date”.

(vi)Schedule 1.01(A) of the Credit Agreement is hereby amended and restated in entirety as set forth on Schedule I-B hereto.

Section 2.Revolving Commitment Increase.

(i)The Borrower and each 2020 Revolving Commitment Increase Lender hereby agree that, on the Amendment No. 10 Effective Date immediately after the establishment of the 2020 Revolving Commitment Increase, the 2020 Revolving Commitment Increase of such 2020 Revolving Commitment Increase Lender shall become effective and the Revolving Credit Commitments shall be deemed increased by the aggregate amount of the 2020 Revolving Commitment Increases of such 2020 Revolving Commitment Increase Lenders in the amounts set forth on Schedule I-A hereto.  Pursuant to Section 2.14 of the Credit Agreement, the 2020 Revolving Commitment Increases shall be Tranche 4 Revolving Credit Commitments for all purposes under the Credit Agreement and each of the other Loan Documents and shall be of the same Class as, and shall have terms identical to, the Tranche 4 Revolving Credit Commitments.

(ii)Each 2020 Revolving Commitment Increase Lender acknowledges and agrees that upon the effectiveness of this Amendment on the Amendment No. 10 Effective Date, such 2020 Revolving Commitment Increase Lender shall be a “Lender” and a “Revolving Credit Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Revolving Credit Lender and Lender thereunder.

(iii)This Amendment shall constitute an “Incremental Amendment” with respect to the 2020 Revolving Commitment Increase for all purposes under the Credit Agreement.

(iv)The 2020 Revolving Commitment Increase shall constitute a “Revolving Commitment Increase” for all purposes under the Credit Agreement.

Section 3.Representations and Warranties, No Default.  The Borrower hereby represents and warrants that as of the Amendment No. 10 Effective Date, after giving effect to the amendments set forth in this Amendment, (i) no Event of Default exists and is continuing and (ii) all representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof, as though made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date (provided that representations and warranties that are qualified by materiality are true and correct (after giving effect to any other qualification thereof) in all respects on and as of the date hereof).

Section 4.Effectiveness.  This Amendment shall become effective on the date (such date, if any, the “Amendment No. 10 Effective Date”) on which each of the following conditions has been satisfied:

(i)2020 Revolving Commitment Increase.  The Administrative Agent shall have received executed signature pages hereto from each 2020 Revolving Commitment Increase Lender named on Schedule I-A hereto and each Loan Party;

(ii)Fees.  The Administrative Agent shall have received (a) from the Borrower, a non-refundable upfront fee for the account of each 2020 Revolving Commitment Increase Lender equal to 00.15% of such 2020 Revolving Commitment Increase Lender’s 2020 Revolving Commitment Increase on the Amendment No. 10 Effective Date and (b) all other fees required to be paid, if any, and all expenses for which reasonably detailed invoices have been presented (including the reasonable fees and expenses of a single legal counsel to the Administrative Agent), on or before the Amendment No. 10 Effective Date;

(iii)Legal Opinion.  The Administrative Agent shall have received a favorable legal opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel to the Loan Parties, covering such matters as the Administrative Agent may reasonably request and otherwise reasonably satisfactory to the Administrative Agent;

(iv)Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower dated the Amendment No. 10 Effective Date certifying that that (a) all representations and warranties shall be true and correct in all material respects on and as of the Amendment No. 10 Effective Date (although any representations and warranties (i) which expressly relate to a given date or period shall be required to be true and correct in all material respects as of the respective date or for the respective period, as the case may be and (ii) that are qualified by materiality are true and correct (after giving effect to any other qualification thereof) in all respects on and as of the date hereof), after giving effect to the borrowing and to the application of the proceeds therefrom, as though made on and as of such date and (b) no Event of Default shall have occurred and be continuing;

(v)Closing Certificates.  The Administrative Agent shall have received (i)(A) a copy of the certificate or articles of incorporation or organization, including all amendments thereto, of the Borrower and Holdings, certified, if applicable, as of a recent date by the Secretary of State of the state of its organization and (B) a certificate as to the good standing (where relevant) of each Loan Party as of a recent date, from such Secretary of State or similar Governmental Authority and (ii) a certificate of a Responsible Officer of each Loan Party dated the Amendment No. 10 Effective Date and certifying (A) that (I) attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) agreement of such Loan Party as in effect on the Amendment No. 10 Effective Date or (II) there have been no changes to the by-laws or operating (or limited liability company) agreement of such Loan Party that were delivered to the Administrative Agent prior to the Amendment No. 10 Effective Date, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such Person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that (I) attached thereto is a true and complete copy of the certificate or articles of incorporation or organization of such Loan Party as in effect on the Amendment No. 10 Effective Date or (II) there have been no changes to the certificate or articles of incorporation or organization of such Loan Party that were delivered to the Administrative Agent prior to the Amendment No. 10 Effective Date, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document on behalf of such Loan Party and countersigned by another officer as to the incumbency and specimen signature of a Responsible Officer executing the certificate pursuant to clause (ii) above;

(vi)Beneficial Ownership Certification.  If the Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”) , it shall deliver to the Administrative Agent and each Lender that so requests, a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation at least three Business Days prior to the Amendment No. 10 Effective Date; and

(vii)Solvency Certificate.  The Administrative Agent shall have received a certificate from the chief financial officer of the Borrower certifying that the Borrower and its Restricted Subsidiaries, on a consolidated basis after giving effect to the transactions contemplated under this Amendment, are Solvent.

Section 5.Post-Closing Covenants.  Within 90 days after the Amendment No. 10 Effective Date, unless waived or extended by the Administrative Agent in its reasonable discretion, the Administrative Agent or Collateral Agent, as applicable, shall have received either the items listed in paragraph (a) or the items listed in paragraph (b) as follows, each in form and substance reasonably satisfactory to the Administrative Agent or Collateral Agent, as applicable:

(a)an opinion or email confirmation from local counsel in each jurisdiction where a Mortgaged Property is located, in form and substance reasonably satisfactory to the Collateral Agent, to the effect that:

(i)the recording of the existing Mortgage is the only filing or recording necessary to give constructive notice to third parties of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced by the Credit Agreement as amended by this Amendment and the other documents executed in connection therewith, for the benefit of the Secured Parties; and

(ii)no other documents, instruments, filings, recordings, re-recordings, re-filings or other actions, including, without limitation, the payment of any mortgage recording taxes or similar taxes, are necessary or appropriate under applicable law in order to maintain the continued enforceability, validity or priority of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced by the Credit Agreement as amended by this Amendment and the other documents executed in connection therewith, for the benefit of the Secured Parties; or

(b)with respect to the existing Mortgages, the following, in each case in form and substance reasonably acceptable to the Collateral Agent:

(i)With respect to each Mortgage, as applicable, an amendment thereof duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where each such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law;

(ii)A title search to the applicable real property encumbered by a Mortgage demonstrating that such real property is free and clear of all liens except for Liens permitted by Section 7.01 of the Credit Agreement and other Liens reasonably acceptable to the Administrative Agent; and

(iii)Legal opinions, addressed to the Administrative Agent, the Collateral Agent and the other Secured Parties, as to such matters as the Administrative Agent and the Collateral Agent may reasonably request.

Section 6.Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of an original executed counterpart thereof.

Section 7.Applicable Law.

(a)THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.  EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY OTHER DOCUMENT RELATED HERETO.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN TELECOPIER) IN SECTION 10.02 OF THE CREDIT AGREEMENT.  NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

Section 8.Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 9.Effect of Amendment; Reaffirmation.  Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, any other Agent or the L/C Issuers, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document.  Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement as amended hereby or any other Loan Document is hereby ratified and reaffirmed in all respects and shall continue in full force and effect.  Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Collateral Documents.  This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 10 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.  Each of the Loan Parties hereby (i) consents to this Amendment, (ii) confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby, (iii) confirms and reaffirms its Guarantee of the Obligations and (iv) reaffirms its prior grant and the validity of the security interests and Liens granted by it pursuant to the Loan Documents, and agrees that all security interests and Liens granted by it pursuant to any Loan Document shall secure the Obligations under the Credit Agreement as amended hereby and the other Loan Documents.  This Amendment shall not constitute a novation of the Credit Agreement or any other Loan Document.

Section 10.WAIVER OF RIGHT TO TRIAL BY JURY.

TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 10 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

SeaWorld Parks & Entertainment, Inc.

By:	/s/ G. Anthony Taylor Name: G. Anthony Taylor Title: Chief Legal Officer, General Counsel and Corporate Secretary

SEAWORLD ENTERTAINMENT, INC.

By:	/s/ G. Anthony Taylor Name: G. Anthony Taylor Title: Chief Legal Officer, General Counsel and Corporate Secretary

SEAWORLD PARKS & ENTERTAINMENT LLC

SEA WORLD OF TEXAS LLC

SEA WORLD LLC

SEAWORLD PARKS & ENTERTAINMENT INTERNATIONAL, INC.

LANGHORNE FOOD SERVICES LLC

SEA WORLD OF FLORIDA LLC

SWBG ORLANDO CORPORATE OPERATIONS GROUP, LLC

SEA HOLDINGS I, LLC

By:	/s/ G. Anthony Taylor Name: G. Anthony Taylor Title: Chief Legal Officer, General Counsel and Corporate Secretary

SeaWorld OF TEXAS HOLDINGS, LLC

SEAWORLD OF TEXAS MANAGEMENT, LLC

SEAWORLD OF TEXAS BEVERAGE, LLC

By:	/s/ Genaro Castro Name: Genaro Castro Title: Manager
By:	/s/ Byron Surrett Name: Byron Surrett Title: Manager

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent and Collateral Agent

By:	Philip VanFossan Name: Philp VanFossan Title: Executive Director

JPMORGAN CHASE BANK, N.A.,

as L/C Issuer and Swing Line Lender

By:	Philip VanFossan Name: Philp VanFossan Title: Executive Director

JPMORGAN CHASE BANK, N.A.,

as a 2020 Revolving Commitment Increase Lender

By:	Philip VanFossan Name: Philp VanFossan Title: Executive Director

The undersigned 2020 Revolving Commitment Increase Lender hereby agrees to provide additional Tranche 4 Revolving Credit Commitments as set forth on Schedule I-A of the Amendment as of the Amendment No. 10 Effective Date and hereby consents to the amendments to the Credit Agreement set forth in the Amendment.

DEUTSCHE BANK AG NEW YORK BRANCH, as a 2020 Revolving Commitment Increase Lender

By:	/s/ Michael Strobel Name: Michael Strobel Title: Vice President

By:/s/ Suzan Onal Name: Suzan Onal Title: Associate

The undersigned 2020 Revolving Commitment Increase Lender hereby agrees to provide additional Tranche 4 Revolving Credit Commitments as set forth on Schedule I-A of the Amendment as of the Amendment No. 10 Effective Date and hereby consents to the amendments to the Credit Agreement set forth in the Amendment.

GOLDMAN SACHS BANK USA, as a 2020 Revolving Commitment Increase Lender

By:	/s/ Jacob Elder Name: Jacob Elder Title: Authorized Signatory

The undersigned 2020 Revolving Commitment Increase Lender hereby agrees to provide additional Tranche 4 Revolving Credit Commitments as set forth on Schedule I-A of the Amendment as of the Amendment No. 10 Effective Date and hereby consents to the amendments to the Credit Agreement set forth in the Amendment.

BARCLAYS BANK PLC, as a 2020 Revolving Commitment Increase Lender

By:	/s/ Martin Corrigan Name: Martin Corrigan Title: Vice President

Schedule I-A

2020 Revolving Commitments Increase

2020 Revolving Commitment Increase Lender	2020 Revolving Commitments Increase
JPMorgan Chase Bank, N.A.	$35,000,000
Deutsche Bank AG New York Branch	$33,750,000
Goldman Sachs Bank USA	$33,750,000
Barclays Bank PLC	$20,000,000
Total	$122,500,000

Schedule I-B

Tranche 4 Revolving Credit Commitments

Tranche 4 Revolving Credit Lender	Tranche 4 Revolving Credit Commitment
JPMorgan Chase Bank, N.A.	$70,000,000
Deutsche Bank AG New York Branch	$67,500,000
Goldman Sachs Bank USA	$67,500,000
Barclays Bank PLC	$40,000,000
Fifth Third Bank	$33,750,000
Citizens Bank, N.A.	$33,750,000
Citibank, N.A.	$20,000,000
Total	$332,500,000